SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): MAY 29, 2007
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                          COLUMBUS MCKINNON CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)


                                    NEW YORK
                                    --------
                 (State or other jurisdiction of incorporation)


             0-27618                              16-0547600
             -------                              ----------
     (Commission File Number)          (IRS Employer Identification No.)


140 JOHN JAMES AUDUBON PARKWAY, AMHERST, NEW YORK                  14228-1197
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    (Address of principal executive offices)                       (Zip Code)


        Registrant's telephone number including area code: (716) 689-5400
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          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.        RESULTS OF OPERATION AND FINANCIAL CONDITION

     On May 29, 2007, the registrant issued a press release announcing financial results for the fourth quarter of fiscal 2007. The press release is annexed as
Exhibit 99.1 to this Current Report on Form 8-K.

     The information contained in this Form 8-K and the Exhibit annexed hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such filing.


Item 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

EXHIBIT NUMBER                      DESCRIPTION
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99.1                                Press Release dated May 29, 2007

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                          COLUMBUS McKINNON CORPORATION


                                    By:    /S/ KAREN L. HOWARD
                                           -------------------------------------
                                    Name:  Karen L. Howard
                                    Title: Vice President and Chief Financial
                                           Officer (Principal Financial Officer)


Dated:  MAY 29, 2007
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                                  EXHIBIT INDEX


EXHIBIT NUMBER                      DESCRIPTION
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     99.1                           Press Release dated May 29, 2007